Exhibit 10.95

AMENDMENT NO. 1

This AMENDMENT NO. 1, dated as of October 5, 2007 (the “Amendment”), is entered into by and among Durant Biofuels, LLC, an Oklahoma limited liability company (the “Borrower”), the other persons designated as “Loan Parties” on the signature pages hereto (the “Loan Parties”), and Fourth Third LLC, a Delaware corporation, as agent for the Lenders (the “Agent”) and as a Lender.

WHEREAS, Borrower, the other Loan Parties, Lenders (as defined therein) and Agent are party to a certain Credit Agreement, dated as of March 23, 2007 (as heretofore amended, restated, supplemented or otherwise modified, the “Credit Agreement”); all capitalized terms defined in the Credit Agreement and not otherwise defined herein shall have the meanings assigned thereto in the Credit Agreement); and

WHEREAS, Borrower has requested that Lenders agree (i) to extend an additional term loan in the amount of $950,000 to Borrower, (ii) to consolidate such additional term loan with the Initial Loan (as hereinafter defined) into a single term loan in the aggregate principal amount of $9,950,000 and (iii) to amend the Credit Agreement in certain respects as set forth below.

WHEREAS, Lenders are willing to agree to such requests and enter into this Amendment upon the terms and conditions provided herein.

NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, Borrower, the other Loan Parties, Lenders and Agent agree as follows:

SECTION 1.
ADDITIONAL DEFINED TERMS

The capitalized terms set forth in Section 2(a) below shall have the meanings when used herein as set forth therein.

SECTION 2.
AMENDMENTS

Subject to the satisfaction of the conditions to effectiveness referred to in Section 3 below, Borrower, the other Loan Parties, Lenders and Agent agree that the Credit Agreement is hereby amended as follows:

(a) Section 1.1 of the Credit Agreement is amended by adding each of the following definitions in its proper alphabetical place:

“‘Amendment No. 1’ means Amendment No. 1, dated as of October 5, 2007, to this Agreement.”

“‘Amendment No. 1 Effective Date’ means the “Effective Date” as such term is defined in Amendment No. 1.”

“Amendment No. 1 Fee” means the $200,000 fee payable in cash by Borrower to Agent on the Amendment No. 1 Effective Date."

“‘Earth LNG Interest Reserve’ means the interest reserve established pursuant to Section 2.4.2 of the Earth LNG Credit Agreement.”
“‘Initial Loan’ has the meaning provided in Section 2.1(a).”

“‘Intercompany Note’ has the meaning provided in Section 7.1(n).”

“‘Interest Reserve Borrower Debt’ means Debt of Borrower to Earth LNG evidenced by an Intercompany Note incurred by Borrower as a result of application of amounts in the Earth LNG Interest Reserve to interest accrued hereunder.”

“‘Interest Reserve Earth LNG Debt’ means Debt of Earth LNG evidenced by an intercompany note by Earth LNG to Borrower incurred by Earth LNG as a result of application of amounts in the Interest Reserve Account to interest accrued under the Earth LNG Credit Agreement.”

 “‘Term Loan B’ has the meaning provided in Section 2.1(b).”

“‘Term Loan B Commitment’ means a commitment to make a loan pursuant to Section 2.1(b) on the Amendment No. 1 Effective Date in the aggregate principal amount of $700,000.  The Term Loan B Commitment shall terminate upon the making of the Term Loan B.”

(b) The definition of “Commitment” set forth in Section 1.1 of the Credit Agreement is amended and restated in its entirety as follows:

“‘Commitment’ means, as to any Lender, such Lender’s Pro Rata Share of the Loan Commitment and the Term Loan B Commitment.”

(c) The definition of “Loan” set forth in Section 1.1 of the Credit Agreement is amended and restated in its entirety as follows:

“‘Loan’ has the meaning provided in Section 2.1(b).”

(d) The definition of “Loan Commitment” set forth in Section 1.1 of the Credit Agreement is amended by replacing the phrase “upon the making of the Loan” appearing therein with the phrase “upon the making of the Initial
  Loan".

(e) Section 2.1 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“2.1           Commitments.

(a) A term loan was made in Pro Rata Shares by the Lenders on March 23, 2007 in the original principal amount of $9,000,000 (the “Initial Loan”).  As of the Closing Date, the outstanding principal balance of the Initial Loan is $9,000,000.

(b) On the terms and subject to the conditions of this Agreement, each Lender, severally and for itself alone, agrees to lend to Borrower on the Amendment No. 1 Effective Date such Lender’s applicable Pro Rata Share of the Term Loan B Commitment (the “Term Loan B”).  Upon such advance of the Term Loan B, the original principal amount of the Term Loan B and the outstanding principal balance of the Initial Loan shall be combined and consolidated into one term loan (the “Loan”) in an aggregate principal amount of $9,950,000.  Any portion of the Loan which is repaid or prepaid, in whole or in part, may not be reborrowed.  The proceeds of the Term Loan

B shall be disbursed to the Interest Reserve Account in accordance with the terms of Section 2.4.2(b)(iii).”

(f) Section 2.4.1 of the Credit Agreement is amended by inserting the following text immediately prior to the last sentence thereof: “Effective as of the Amendment No. 1 Effective Date, Required Lenders rescind the application of the Default Rate to the Obligations (as such term is defined in Amendment No. 1), and Agent and Required Lenders shall not request the application of or apply the Default Rate as a result of any of the Continuing Defaults; provided, that the foregoing shall not affect the rights of Agent or Required Lenders to request the application of the Default Rate to the Obligations as a result of any Event of Default other than the Continuing Defaults.”

(g) Section 2.4.2 of the Credit Agreement is amended by (i) replacing the phrase “On or prior to the Closing Date” appearing in paragraph (b) thereof with the phrase “Subject to clause (b)(v) below, on or prior to the Closing Date”, (ii) replacing the word “Omitted” appearing in clause (b)(iii) thereof with the following text: “On the Amendment No. 1 Effective Date, Borrower shall deposit or cause to be deposited in the Interest Reserve Account from the proceeds of the Term Loan B in immediately available funds an amount equal to $950,000.” and (iii) amending and restating clause (b)(iv) thereof in its entirety as follows:

“Agent shall withdraw available funds in the Interest Reserve Account on each Interest Payment Date and apply same to the payment of interest hereunder or to interest owing under the Earth LNG Credit Agreement.  In the event that Agent shall apply any funds from the Interest Reserve Account to interest owing under the Earth LNG Credit Agreement, such amount shall constitute Interest Reserve Earth LNG Debt.  In the event that Agent is prevented from withdrawing any amount from the Interest Reserve Account for any reason, or in the event that available funds on deposit in the Interest Reserve Account are insufficient to pay interest due hereunder on such Interest Payment Date (including by virtue of application of amounts in the Interest Reserve Account to interest accrued under the Earth LNG Credit Agreement), Borrower shall nonetheless be required to make the applicable payment of interest as otherwise required hereunder.  Amounts deposited in the Interest Reserve Account shall be invested by the Agent at the direction of the Borrower, in Investments permitted by Section 7.11, so long as Agent has a first priority security interest therein and any such investment can be liquidated so as to pay without penalty all interest that will become payable during the applicable Interest Reserve Period; provided that the investment of such amounts shall be controlled solely by the Agent during the continuance of any Event of Default.  The provisions of this Section 2.4.2(b)(iv) shall supersede and replace the terms of that certain Letter Agreement, dated as of August 8, 2007, between Agent and Loan Parties, and such Letter Agreement shall have no further force or effect.”

(h) Sections 5.6, 5.8, 5.9, 5.13, 5.14 and 5.15 of the Credit Agreement are amended by replacing the text “Closing Date” in each instance in which it appears therein with the text “Closing Date and the Amendment No. 1 Effective Date”.

Section 6.8 of the Credit Agreement is amended by (i) replacing the text "Closing Date" appearing in paragraph (b) thereof with the text "Amendment No. 1 Effective Date" and (ii) adding the following at the end of such section: "Within thirty (30) days following the Amendment No. 1 Effective Date, the Borrower shall execute and deliver an amendment to the Mortgage, dated as of March 23, 2007, by Borrower to Agent, in form and substance satisfactory to Agent, to the extent necessary in the opinion of Agent to insure that the Term Loan B and the "Term Loan B" being made to Earth LNG, Inc. is secured by such Mortgage and to obtain at Borrower's expense, an endorsement, in form and substance satisfactory to Agent, to the title insurance policy issued to Agent as to such Mortgage, which among other things insures that such Mortgage secures such Term Loan B and `Term Loan B"'.

(i) Section 7.1 of the Credit Agreement is amended by replacing the period at the end of paragraph (m) thereof with the text “; and” and inserting the following new paragraph (n) immediately following paragraph (m) thereof: “(n)Interest Reserve Borrower Debt; provided, however, that Borrower shall have executed and delivered to Earth LNG, on the Amendment No. 1 Effective Date, the sole originally executed counterpart of a demand note (the “Intercompany Note”) to evidence any such Interest Reserve Borrower Debt owing at any time by Borrower to Earth LNG, which Intercompany Note shall be in form and substance reasonably satisfactory to Agent and shall be pledged and delivered by Earth LNG to Agent as additional collateral security for the Obligations and endorsed by Earth LNG to the order of Agent.”

(j) Section 7.7 of the Credit Agreement is amended by (i) replacing the phrase “Use the proceeds of the Loan” appearing therein with the phrase “Use the proceeds of the Initial Loan” and (ii) inserting the phrase “use the proceeds of the Term Loan B for deposit into the Interest Reserve Account,” immediately following the Amendment No. 1 Fee”  immediately following the phrase “to pay any financing fees and expenses associated herewith,” appearing therein.

(k) The Credit Agreement is amended by adding as Schedules 4.1 through 7.15 the schedules attached hereto as Schedules 4.1 through 7.15.

SECTION 3.
CONDITIONS TO EFFECTIVENESS

This Amendment shall become effective on the date (the “Effective Date”) on which the following conditions are satisfied in full:

(a) Agent shall have received one or more counterparts of this Amendment executed and delivered by Borrower, the other Loan Parties, Agent and Lenders;

(b) Agent shall have received one or more counterparts of the Consent and Reaffirmation in the form of Exhibit A hereto, executed and delivered by each of the Guarantors named therein;

(c) Agent shall have received an amendment and restatement, each in the form of Exhibit B hereto, of each Note held by a Lender having a Term Loan B Commitment, each dated the Amendment No. 1 Effective Date and executed and delivered by Borrower;

(d) Agent shall have received the Intercompany Note, duly executed and delivered by Borrower and pledged and endorsed by Earth LNG to the order of Agent, accompanied by such instruments of transfer or assignment duly executed in blank as specified by Agent;

(e) Agent shall have received received (i) in immediately available funds the Amendment No. 1 Fee and (ii) evidence satisfactory to Agent that all Legal Costs of Agent incurred in connection with this Amendment and the other Loan Documents shall have been paid;

(f) except for the Continuing Defaults (as hereinafter defined) no Default or Event of Default is continuing or would result after giving effect to this Amendment; and

(g) except for those representations and warranties that are not true and correct as a result of the Continuing Defaults, all representations and warranties of the Loan Parties contained in this Amendment and in the Credit Agreement shall be true and correct in all material respects as of the date

(h) hereof and as of the Effective Date, except to the extent such representations and warranties relate to a specific date.

SECTION 4.
NO WAIVER ; LIMITATION ON SCOPE

(a) Borrower hereby acknowledges that the “Subject Events of Default” (as defined in that certain Reservation of Rights Letter, dated as of May 23, 2007, from Agent to Loan Parties) are continuing.  Further, Borrower has informed Agent of the following:

(1)
on July 11, 2007, an involuntary bankruptcy proceeding was commenced against Parent in the United States Bankruptcy Court, District of Delaware, and such proceeding has remained undismissed for longer than 60 days.  Such proceeding and passage of time without dismissal constitutes an Event of Default under Section 8.1.3 of the Credit Agreement (the “Bankruptcy Default”); and

(2)
Earth LNG has made distributions to Parent in contravention of Section 7.4 of the Credit Agreement.  The payment of such distributions constitutes an Event of Default under Section 8.1.4 of the Credit Agreement (the “Restricted Payment Default”); and

(3)
Borrower was not in compliance with the covenants set forth in Section 7.14 of the Credit Agreement for the Fiscal Quarter ended June 30, 2007 (the “Financial Covenant Default” and together with the Subject Events of Default, the Bankruptcy Default and the Restricted Payment Default, collectively, the “Continuing Defaults”).

Agent hereby reserves all rights and remedies of Agent and Lender arising from the occurrence and continuation of the Continuing Defaults, including, without limitation, the right to declare the Loan and all other Obligations to be immediately due and payable.  Nothing contained in this Amendment, including the making of the Term Loan B, shall be deemed a waiver by Agent or any Lender of its respective rights and remedies against Borrower or any other Loan Party for the Continuing Defaults or for any other existing or future Defaults or Events of Default.

(b) Except as expressly amended hereby and except as provided in paragraph (a) above, all of the representations, warranties, terms, covenants and conditions of the Loan Documents shall remain in full force and effect in accordance with their respective terms.  The amendments set forth herein shall be limited precisely as provided for herein and shall not be deemed to be waivers of, amendments of, consents to or modifications of any term or provision of the Loan Documents or any other document or instrument referred to therein or of any transaction or further or future action on the part of Borrower or any other Loan Party requiring the consent of Agent or Lenders except to the extent specifically provided for herein.

SECTION 5.
MISCELLANEOUS

(a) Borrower and the other Loan Parties hereby represent and warrant that this Amendment has been duly authorized and executed by Borrower and each of the other Loan Parties and that the Credit Agreement, as amended by this Amendment, is the legal, valid and binding obligation of Borrower and the other Loan Parties party thereto, enforceable in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors rights generally and by general equitable principles (whether enforcement is sought by proceedings in law or in equity).

(b) Each of Borrower and the other Loan Parties repeats and restates the representations and warranties of such Person contained in the Credit Agreement as of the date of this Amendment  and as of the Effective Date, except to the extent such representations and warranties relate to a specific date; provided that references to the Credit Agreement or “this Agreement” in such representations and warranties shall be deemed to be references to the Credit Agreement as amended pursuant to this Amendment.

(c) Borrower and the other Loan Parties hereby ratify and confirm the Credit Agreement as amended hereby, and agree that, as amended hereby, the Credit Agreement remains in full force and effect.

(d) Borrower and the other Loan Parties agree that the Loan Documents to which each such Person is a party remain in full force and effect (as amended hereby in the case of the Credit Agreement) notwithstanding the execution and delivery of this Amendment and that nothing contained in this Amendment shall constitute a defense to the enforcement of any Loan Document.

(e) This Amendment may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all of which counterparts together shall constitute but one and the same instrument.

(f) All references in the Loan Documents to the “Credit Agreement” and in the Credit Agreement as amended hereby to “this Agreement,” “hereof,” “herein” or the like shall mean and refer to the Credit Agreement as amended by this Amendment (as well as by all subsequent amendments, restatements, modifications and supplements thereto).

(g) THIS AMENDMENT SHALL BE GOVERNED BY AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

(h) This Amendment is a “Loan Document” and each of the provisions set forth in Section 10 (Miscellaneous) of the Credit Agreement applies to this Amendment to the same extent such provision applies to any other Loan Document.

(i) Each of the following provisions of the Credit Agreement is hereby incorporated herein by this reference with the same effect as though set forth in its entirety herein, mutatis mutandis, and as if “this Agreement” in any such provision read “this Amendment”: Section 10.2 (Notices), Section 10.10 (Captions), Section 10.13 (Severability), Section 10.14 (Entire Agreement), Section 10.15 (Successors and Assigns), Section 10.17 (Forum Selection; Consent to Jurisdiction) and Section 10.18 (Waiver of Jury Trial).

[SIGNATURE PAGE FOLLOWS]

WITNESS the due execution hereof by the respective duly authorized officers of the undersigned as of the date first written above.

BORROWER:

DURANT BIOFUELS, LLC

By:           /s/ Dennis G. McLaughlin, III
Title:                      CEO

LOAN PARTIES:

EARTH BIOFUELS, INC.

By:           /s/ Dennis G. McLaughlin, III
Title:                      CEO

APPLIED LNG TECHNOLOGIES USA, L.L.C.

By:           /s/ Dennis G. McLaughlin, III
Title:                      CEO

FLEET STAR, INC.

By:           /s/ Dennis G. McLaughlin, III
Title:                      CEO

APOLLO LEASING, INC.

By:           /s/ Dennis G. McLaughlin, III
Title:                      CEO

ARIZONA LNG, L.L.C.

By:           /s/ Dennis G. McLaughlin, III
Title:                      CEO

EARTH LNG, INC.

By:           /s/ Dennis G. McLaughlin, III
Title:                      CEO

AGENT AND LENDERS:

FOURTH THIRD LLC,

as Agent and a Lender

By:                  /s/ Seth B. Taube

Name:                 Seth B. Taube

Title:                 Authorized Signatory

EXHIBIT A

CONSENT AND REAFFIRMATION

Each of the undersigned (“Guarantors”) hereby (i) acknowledges receipt of a copy of the foregoing Amendment No. 1; (ii) consents to Borrower’s execution and delivery thereof and approves and consents to the transactions contemplated thereby; (iii) agrees to be bound thereby; and (iv) affirms that nothing contained therein shall modify or diminish in any respect whatsoever its obligations under the Guarantee and Collateral Agreement and the other Loan Documents to which it is a party and reaffirms that such Guarantee and Collateral Agreement is and shall continue to remain in full force and effect.  This acknowledgement by Guarantors is made and delivered to induce Agent and Lenders to enter into Amendment No. 1, and Guarantors acknowledge that Agent and Lenders would not enter into Amendment No. 1 in the absence of the acknowledgements contained herein.  Although Guarantors have been informed of the matters set forth herein and have acknowledged and agreed to same, Guarantors understand that Agent and Lenders have no obligation to inform Guarantors of such matters in the future or to seek Guarantors’ acknowledgment or agreement to future amendments or waivers, and nothing herein shall create such a duty.  Capitalized terms used herein without definition shall have the meanings given to such terms in the Amendment No. 1 to which this Consent is attached or in the Credit Agreement referred to therein, as applicable.

IN WITNESS WHEREOF, the undersigned have executed this Consent and Reaffirmation on and as of the date of Amendment No. 1.

EARTH BIOFUELS, INC.

By:           /s/ Dennis G. McLaughlin, III
Title:                      CEO

APPLIED LNG TECHNOLOGIES USA, L.L.C.

By:           /s/ Dennis G. McLaughlin, III
Title:                      CEO

FLEET STAR, INC.

By:           /s/ Dennis G. McLaughlin, III
Title:                      CEO

APOLLO LEASING, INC.

By:           /s/ Dennis G. McLaughlin, III
Title:                      CEO

ARIZONA LNG, L.L.C.

By:           /s/ Dennis G. McLaughlin, III
Title:                      CEO

EARTH LNG, INC.

By:           /s/ Dennis G. McLaughlin, III
Title:                      CEO

WAIVER AND AMENDMENT NO. 2

This WAIVER AND AMENDMENT NO. 2, dated as of October 5, 2007 (the “Amendment”), is entered into by and among Earth LNG, Inc., a Texas corporation (the “Borrower”), the other persons designated as “Loan Parties” on the signature pages hereto (the “Loan Parties”), and Fourth Third LLC, a Delaware corporation, as agent for the Lenders (the “Agent”) and as a Lender.

WHEREAS, Borrower, the other Loan Parties, Lenders (as defined therein) and Agent are party to a certain Credit Agreement, dated as of February 28, 2007 (as heretofore amended, restated, supplemented or otherwise modified, the “Credit Agreement”); all capitalized terms defined in the Credit Agreement and not otherwise defined herein shall have the meanings assigned thereto in the Credit Agreement); and

WHEREAS, Section 2.4.2(b)(ii) of the Credit Agreement provides that upon the occurrence of an Event of Default under Section 7.14 of the Credit Agreement for the Fiscal Quarter ending June 30, 2007, Borrower shall increase the amount on deposit in the Interest Reserve Account to an amount equal to the interest that will accrue on the unpaid principal balance of the Loan during the period commencing on September 1, 2007 and ending on February 28, 2008; and

WHEREAS, Borrower has requested that Lenders agree (i) to waive compliance with Section 2.4.2(b)(ii) of the Credit Agreement, (ii) to extend an additional term loan in the amount of $3,750,000 to Borrower, (iii) to consolidate such additional term loan with the Initial Loan (as hereinafter defined) into a single term loan in the aggregate principal amount of $18,750,000 and (iv) to amend the Credit Agreement in certain respects as set forth below.

WHEREAS, Lenders are willing to agree to such requests and enter into this Amendment upon the terms and conditions provided herein.

NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, Borrower, the other Loan Parties, Lenders and Agent agree as follows:

SECTION 1.
ADDITIONAL DEFINED TERMS

The capitalized terms set forth in Section 2(a) below shall have the meanings when used herein as set forth therein.

SECTION 2.
WAIVER AND AMENDMENTS

Subject to the satisfaction of the conditions to effectiveness referred to in Section 3 below, Borrower, the other Loan Parties, Lenders and Agent agree that the Credit Agreement is hereby amended as follows:

(a)	(i) Effective as of the Effective Date (as defined below), Lenders hereby waive compliance with Section 2.4.2(b)(ii) of the Credit Agreement.

(ii)
Anything herein to the contrary notwithstanding, (i) Lenders’ waiver contained in Section 2(a)(i) is subject to the satisfaction of the conditions set forth in Section 3 hereof, (ii) such waiver only applies to the specific matters referred to in Section 2(a)(i) and shall not be applicable to any other circumstance, including, without limitation, any Default and (iii) Lenders and Agent reserve, and Borrower acknowledges and agrees that Lenders and Agent reserve, any and all rights arising from the Loan Documents, other than as specifically set forth in Section 2(a)(i).

(b)	Section 1.1 of the Credit Agreement is amended by adding each of the following definitions in its proper alphabetical place:

“‘Amendment No. 2’ means Amendment No. 2, dated as of October 5, 2007, to this Agreement.”

“‘Amendment No. 2 Effective Date’ means the “Effective Date” as such term is defined in Amendment No. 2.”

“‘Amendment No. 2 Fee’ means the $800,000 fee payable in cash by Borrower to Agent on the Amendment No. 2 Effective Date.”

“‘Durant Interest Reserve’ means the interest reserve established pursuant to Section 2.4.2 of the Durant Credit Agreement.”

“‘Initial Loan’ has the meaning provided in Section 2.1(a).”

“‘Intercompany Note’ has the meaning provided in Section 7.1(j).”

“‘Interest Reserve Borrower Debt’ means Debt of Borrower to Durant evidenced by an Intercompany Note incurred by Borrower as a result of application of amounts in the Durant Interest Reserve to interest accrued hereunder.”

“‘Interest Reserve Durant Debt’ means Debt of Durant evidenced by an intercompany note by Durant to Borrower incurred by Durant as a result of application of amounts in the Interest Reserve Account to interest accrued under the Durant Credit Agreement.”

“‘Reverse Merger Transaction’ means the merger of Borrower with and into a public company (or similar transaction) on terms and conditions and pursuant to arrangements satisfactory in all respects to, and that have been approved by, Agent.  The inclusion of this definition does not constitute consent of Agent or any Lender to the Reverse Merger or any other transaction otherwise prohibited by this Agreement.”

“‘Term Loan B’ has the meaning provided in Section 2.1(b).”

“‘Term Loan B Commitment’ means a commitment to make a loan pursuant to Section 2.1(b) on the Amendment No. 2 Effective Date in the aggregate principal amount of $3,750,000.  The Term Loan B Commitment shall terminate upon the making of the Term Loan B.”

(c) The definition of “Commitment” set forth in Section 1.1 of the Credit Agreement is amended and restated in its entirety as follows:

“‘Commitment’ means, as to any Lender, such Lender’s Pro Rata Share of the Loan Commitment and the Term Loan B Commitment.”

The definition of “Loan” set forth in Section 1.1 of the Credit Agreement is amended and restated in its entirety as follows:

“‘Loan’ has the meaning provided in Section 2.1(b).”

(d) The definition of “Loan Commitment” set forth in Section 1.1 of the Credit Agreement is amended by replacing the phrase “upon the making of the Loan” appearing therein with the phrase “upon the making of the Initial
Loan."

(e) Section 2.1 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“2.1           Commitments.

(a) A term loan was made in Pro Rata Shares by the Lenders on February 28, 2007 in the original principal amount of $15,000,000 (the “Initial Loan”).  As of the Closing Date, the outstanding principal balance of the Initial Loan is $15,000,000.

(b) On the terms and subject to the conditions of this Agreement, each Lender, severally and for itself alone, agrees to lend to Borrower on the Amendment No. 2 Effective Date such Lender’s applicable Pro Rata Share of the Term Loan B Commitment (the “Term Loan B”).  Upon such advance of the Term Loan B, the original principal amount of the Term Loan B and the outstanding principal balance of the Initial Loan shall be combined and consolidated into one term loan (the “Loan”) in an aggregate principal amount of $18,750,000.  Any portion of the Loan which is repaid or prepaid, in whole or in part, may not be reborrowed.  A portion of the proceeds of the Term Loan B shall be disbursed to the Interest Reserve Account in accordance with the terms of Section 2.4.2(b)(iii), and the remainder of the proceeds of the Term Loan B shall be disbursed to a deposit account of Borrower with JPMorgan Chase Bank, N.A. specified by Borrower in writing to Agent.”

(f) Section 2.4.1 of the Credit Agreement is amended by adding the following text immediately prior to the last sentence thereof: “Effective as of the Amendment No. 2 Effective Date, Required Lenders rescind the application of the Default Rate to the Obligations (as such term is defined in Amendment No. 2), and Agent and Required Lenders shall not request the application of or apply the Default Rate as a result of any of the Continuing Defaults; provided, that the foregoing shall not affect the rights of Agent or Required Lenders to request the application of the Default Rate to the Obligations as a result of any Event of Default other than the Continuing Defaults.”

(g) Section 2.4.2 of the Credit Agreement is amended by (i) replacing the phrase “On or prior to the Closing Date” appearing in paragraph (b) thereof with the phrase “Subject to clause (b)(v) below, on or prior to the Closing Date”, (ii) replacing the word “Omitted” appearing in clause (b)(iii) thereof with the following text: “On the Amendment No. 2 Effective Date, Borrower shall deposit or cause to be deposited in the Interest Reserve Account from the proceeds of the Term Loan B in immediately available funds an amount equal to $1,450,000.” and (iii) amending and restating clause (b)(iv) thereof in its entirety as follows:

“Agent shall withdraw available funds in the Interest Reserve Account on each Interest Payment Date and apply same to the payment of interest hereunder or to interest owing under the Durant Credit Agreement.  In the event that Agent shall apply any funds from the Interest Reserve Account to interest owing under the Durant Credit Agreement, such amount shall constitute Interest Reserve Durant Debt.  In the event that Agent is prevented from withdrawing any amount from the Interest Reserve Account for any reason, or in the event that available funds on deposit in the Interest Reserve Account are insufficient to pay interest due hereunder on such Interest Payment Date (including by virtue of application of amounts in the Interest Reserve Account to interest accrued under the Durant Credit Agreement), Borrower shall nonetheless be required to make the applicable payment of interest as otherwise required hereunder.  Amounts deposited in the Interest Reserve Account shall be invested by the Agent at the direction of the Borrower, in Investments permitted by Section 7.11, so long as Agent has a first priority security interest therein and any such investment can be liquidated so as to pay without penalty all interest that will become payable during the applicable Interest Reserve Period; provided that the investment of such amounts shall be controlled solely by the Agent during the continuance of any Event of Default.  The provisions of this Section 2.4.2(b)(iv) shall supersede and replace the terms of that certain Letter Agreement, dated as of August 8, 2007, between Agent and Loan Parties, and such Letter Agreement shall have no further force or effect.”

(h) Section 2.6.1 of the Credit Agreement is amended by adding the following text immediately following the text “and payment of the Prepayment Amount” appearing therein: “provided, that if any prepayment shall be made concurrently or substantially concurrently with the consummation of the Reverse Merger Transaction, the Prepayment Amount payable in connection therewith shall be reduced by the amount of the Amendment No. 2 Fee; provided, further, that nothing contained in this Section 2.6.1 shall be deemed to constitute a consent by any Lender to the Reverse Merger Transaction.”

(i) Sections 5.6, 5.8, 5.9, 5.13, 5.14 and 5.15 of the Credit Agreement are amended by replacing the text “Closing Date” in each instance in which it appears therein with the text “Closing Date and the Amendment No. 2 Effective Date”.

(j) Section 6.8 of the Credit Agreement is amended by (i) replacing the text "Closing Date" appearing in paragraph (b) thereof with the text "Amendment No. 2 Effective Date" and (ii) adding the following at the end of such section: "Within thirty (30) days following the Amendment No. 2 Effective Date, the Borrower shall execute and deliver an amendment to the Mortgage, dated as of February 28, 2007 (as heretofore amended), by Borrower to Agent, in form and substance satisfactory to Agent, to the extent necessary in the opinion of Agent to insure that the Term Loan B and the `Term Loan B' being  made to Durant Biofuels, LLC is secured by such Mortgage and to obtain at Borrower's expense, an  endorsement, in form and substance satisfactory to Agent, to the title insurance policy issued to Agent as to such Mortgage, which among other things insures that such Mortgage secures such Term Loan B and  `Term Loan B"'.

(k) Section 7.1 of the Credit Agreement is amended by replacing the word “omitted” appearing in paragraph (j) thereof with the following text: “Interest Reserve Borrower Debt; provided, however, that Borrower shall have executed and delivered to Durant, on the Amendment No. 2 Effective Date, the sole originally executed counterpart of a demand note (the “Intercompany Note”) to evidence any such Interest Reserve Borrower Debt owing at any time by Borrower to Durant, which Intercompany Note shall be in form and substance reasonably satisfactory to Agent and shall be pledged and delivered by Durant to Agent as additional collateral security for the Obligations and endorsed by Durant to the order of Agent.”

(l) Section 7.7 of the Credit Agreement is amended by (i) replacing the phrase “Use the proceeds of the Loan” appearing therein with the phrase “Use the proceeds of the Initial Loan” and (ii) inserting the phrase “use the proceeds of the Term Loan B for deposit into the Interest Reserve Account

(m) and to pay certain fees and expenses, to pay the Amendment No. 2 Fee,” immediately following the phrase “to pay any financing fees and expenses associated herewith,” appearing therein.

(n) The Credit Agreement is amended by adding as Schedules 4.1 through 7.15 the schedules attached hereto as Schedules 4.1 through 7.15.

SECTION 3.
CONDITIONS TO EFFECTIVENESS

This Amendment shall become effective on the date (the “Effective Date”) on which the following conditions are satisfied in full:

(a) Agent shall have received one or more counterparts of this Amendment executed and delivered by Borrower, the other Loan Parties, Agent and Lenders;

(b) Agent shall have received one or more counterparts of the Consent and Reaffirmation in the form of Exhibit A hereto, executed and delivered by each of the Guarantors named therein;

(c) Agent shall have received an amendment and restatement, each in the form of Exhibit B hereto, of each Note held by a Lender having a Term Loan B Commitment, each dated the Amendment No. 2 Effective Date and executed and delivered by Borrower;

(d) Agent shall have received the Intercompany Note, duly executed and delivered by Borrower and pledged and endorsed by Durant to the order of Agent, accompanied by such instruments of transfer or assignment duly executed in blank as specified by Agent;

(e) Agent shall have received (i) in immediately available funds the Amendment No. 2 Fee and (ii) evidence satisfactory to Agent that all Legal Costs of Agent incurred in connection with this Amendment and the other Loan Documents shall have been paid;

(f) except for the Continuing Defaults (as hereinafter defined) no Default or Event of Default is continuing or would result after giving effect to this Amendment; and

(g) except for those representations and warranties that are not true and correct as a result of the Continuing Defaults, all representations and warranties of the Loan Parties contained in this Amendment and in the Credit Agreement shall be true and correct in all material respects as of the date hereof and as of the Effective Date, except to the extent such representations and warranties relate to a specific date.

SECTION 4.
NO WAIVER ; LIMITATION ON SCOPE

(a) Borrower hereby acknowledges that the “Subject Events of Default” (as defined in that certain Reservation of Rights Letter, dated as of May 23, 2007, from Agent to Loan Parties) are continuing.  Further, Borrower has informed Agent of the following:

(1)
on July 11, 2007, an involuntary bankruptcy proceeding was commenced against Parent in the United States Bankruptcy Court, District of Delaware, and such proceeding has remained undismissed for longer than 60 days.  Such proceeding and passage of time without dismissal constitutes an Event of Default under Section 8.1.3 of the Credit Agreement (the “Bankruptcy Default”); and

(2)
Borrower has made distributions to Parent in contravention of Section 7.4 of the Credit Agreement.  The payment of such distributions constitutes an Event of Default under Section 8.1.4 of the Credit Agreement (the “Restricted Payment Default”); and

(3) Borrower was not in compliance with the covenants set forth in Section 7.14 of the Credit Agreement for the Fiscal Quarter ended June 30, 2007 (the “Financial Covenant Default” and together with the Subject Events of Default, the Bankruptcy Default and the Restricted Payment Default, collectively, the “Continuing Defaults”).

Agent hereby reserves all rights and remedies of Agent and Lender arising from the occurrence and continuation of the Continuing Defaults, including, without limitation, the right to declare the Loan and all other Obligations to be immediately due and payable.  Other than the waiver set forth in Section 2(a), nothing contained in this Amendment, including the making of the Term Loan B, shall be deemed a waiver by Agent or any Lender of its respective rights and remedies against Borrower or any other Loan Party for the Continuing Defaults or for any other existing or future Defaults or Events of Default.

(b) Except as expressly amended hereby and except as provided in paragraph (a) above, all of the representations, warranties, terms, covenants and conditions of the Loan Documents shall remain in full force and effect in accordance with their respective terms.  The amendments set forth herein shall be limited precisely as provided for herein and shall not be deemed to be waivers of, amendments of, consents to or modifications of any term or provision of the Loan Documents or any other document or instrument referred to therein or of any transaction or further or future action on the part of Borrower or any other Loan Party requiring the consent of Agent or Lenders except to the extent specifically provided for herein.

SECTION 5.
MISCELLANEOUS

(a) Borrower and the other Loan Parties hereby represent and warrant that this Amendment has been duly authorized and executed by Borrower and each of the other Loan Parties and that the Credit Agreement, as amended by this Amendment, is the legal, valid and binding obligation of Borrower and the other Loan Parties party thereto, enforceable in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors rights generally and by general equitable principles (whether enforcement is sought by proceedings in law or in equity).

(b) Each of Borrower and the other Loan Parties repeats and restates the representations and warranties of such Person contained in the Credit Agreement as of the date of this Amendment  and as of the Effective Date, except to the extent such representations and warranties relate to a specific date; provided that references to the Credit Agreement or “this Agreement” in such representations and warranties shall be deemed to be references to the Credit Agreement as amended pursuant to this Amendment.

(c) Borrower and the other Loan Parties hereby ratify and confirm the Credit Agreement as amended hereby, and agree that, as amended hereby, the Credit Agreement remains in full force and effect.

(d) Borrower and the other Loan Parties agree that the Loan Documents to which each such Person is a party remain in full force and effect (as amended hereby in the case of the Credit Agreement) notwithstanding the execution and delivery of this Amendment and that nothing contained in this Amendment shall constitute a defense to the enforcement of any Loan Document.

(e) This Amendment may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all of which counterparts together shall constitute but one and the same instrument.

(f) All references in the Loan Documents to the “Credit Agreement” and in the Credit Agreement as amended hereby to “this Agreement,” “hereof,” “herein” or the like shall mean and refer to the Credit Agreement as amended by this Amendment (as well as by all subsequent amendments, restatements, modifications and supplements thereto).

(g) THIS AMENDMENT SHALL BE GOVERNED BY AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

(h) This Amendment is a “Loan Document” and each of the provisions set forth in Section 10 (Miscellaneous) of the Credit Agreement applies to this Amendment to the same extent such provision applies to any other Loan Document.

(i) Each of the following provisions of the Credit Agreement is hereby incorporated herein by this reference with the same effect as though set forth in its entirety herein, mutatis mutandis, and as if “this Agreement” in any such provision read “this Amendment”: Section 10.2 (Notices), Section 10.10 (Captions), Section 10.13 (Severability), Section 10.14 (Entire Agreement), Section 10.15 (Successors and Assigns), Section 10.17 (Forum Selection; Consent to Jurisdiction) and Section 10.18 (Waiver of Jury Trial).

[SIGNATURE PAGE FOLLOWS]

WITNESS the due execution hereof by the respective duly authorized officers of the undersigned as of the date first written above.

BORROWER:

DURANT BIOFUELS, LLC

By:           /s/ Dennis G. McLaughlin, III
Title:                      CEO

LOAN PARTIES:

EARTH BIOFUELS, INC.

By:           /s/ Dennis G. McLaughlin, III
Title:                      CEO

APPLIED LNG TECHNOLOGIES USA, L.L.C.

By:           /s/ Dennis G. McLaughlin, III
Title:                      CEO

FLEET STAR, INC.

By:           /s/ Dennis G. McLaughlin, III
Title:                      CEO

APOLLO LEASING, INC.

By:           /s/ Dennis G. McLaughlin, III
Title:                      CEO

ARIZONA LNG, L.L.C.

By:           /s/ Dennis G. McLaughlin, III
Title:                      CEO

EARTH LNG, INC.

By:           /s/ Dennis G. McLaughlin, III
Title:                      CEO

AGENT AND LENDERS:

FOURTH THIRD LLC,

as Agent and a Lender

By:                  /s/ Seth B. Taube

Name:                 Seth B. Taube

Title:                 Authorized Signatory

EXHIBIT A

CONSENT AND REAFFIRMATION

Each of the undersigned (“Guarantors”) hereby (i) acknowledges receipt of a copy of the foregoing Amendment No. 1; (ii) consents to Borrower’s execution and delivery thereof and approves and consents to the transactions contemplated thereby; (iii) agrees to be bound thereby; and (iv) affirms that nothing contained therein shall modify or diminish in any respect whatsoever its obligations under the Guarantee and Collateral Agreement and the other Loan Documents to which it is a party and reaffirms that such Guarantee and Collateral Agreement is and shall continue to remain in full force and effect.  This acknowledgement by Guarantors is made and delivered to induce Agent and Lenders to enter into Amendment No. 1, and Guarantors acknowledge that Agent and Lenders would not enter into Amendment No. 1 in the absence of the acknowledgements contained herein.  Although Guarantors have been informed of the matters set forth herein and have acknowledged and agreed to same, Guarantors understand that Agent and Lenders have no obligation to inform Guarantors of such matters in the future or to seek Guarantors’ acknowledgment or agreement to future amendments or waivers, and nothing herein shall create such a duty.  Capitalized terms used herein without definition shall have the meanings given to such terms in the Amendment No. 1 to which this Consent is attached or in the Credit Agreement referred to therein, as applicable.

IN WITNESS WHEREOF, the undersigned have executed this Consent and Reaffirmation on and as of the date of Amendment No. 1.

EARTH BIOFUELS, INC.

By:           /s/ Dennis G. McLaughlin, III
Title:                      CEO

APPLIED LNG TECHNOLOGIES USA, L.L.C.

By:           /s/ Dennis G. McLaughlin, III
Title:                      CEO

FLEET STAR, INC.

By:           /s/ Dennis G. McLaughlin, III
Title:                      CEO

APOLLO LEASING, INC.

By:           /s/ Dennis G. McLaughlin, III
Title:                      CEO

ARIZONA LNG, L.L.C.

By:           /s/ Dennis G. McLaughlin, III
Title:                      CEO

EARTH LNG, INC.

By:           /s/ Dennis G. McLaughlin, III
Title:                      CEO